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                                                                   Exhibit 10.14


                                FIRST AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                     Among

                               LEGACY RESERVES LP
                                  as Borrower,

                                  BNP PARIBAS,
                            as Administrative Agent,

                                      and

                          The Lenders Signatory Hereto

                          Effective as of July 7, 2006

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                      FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") executed effective as of the 7th day of July, 2006 (the "First Amendment Effective Date") is among LEGACY RESERVES LP, a limited partnership formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the Lenders that is a signatory hereto; and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent").

                                    Recitals

      A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 15, 2006 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

      B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

      C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

      Section 2. Amendments to Credit Agreement.

      2.1 Definitions. Section 1.02 is hereby amended by amending and restating the following definition of "Agreement" as follows:

      " `Agreement' means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement, dated as of June [__], 2006, and as the same may from time to time be further amended, modified, supplemented or restated."

      2.2 Reserve Reports. Section 8.12(a) is hereby amended and restated as follows:

      "(a) On or before March 1st and September 1st of each year, commencing September 1, 2006, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report as of the immediately preceding December 31 or June 30, as applicable. The Reserve Report as of December 31 of each year shall be prepared by one or more independent petroleum engineers reasonably acceptable to the Administrative Agent and the June 30 Reserve Report of each

                               First Amendment- 2

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      year shall be prepared by or under the supervision of the "Manager of
      Acquisitions and Planning" of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding December 31 Reserve Report."

      Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

      3.1 First Amendment. The Administrative Agent shall have received multiple counterparts as requested of the this First Amendment from each Lender.

      3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

      Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

      Section 5. Miscellaneous.

      5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

      5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

      5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

      5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

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EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

      5.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:                             LEGACY RESERVES LP

                                      BY: LEGACY RESERVES GP, LLC,
                                          its general partner

                                          By: /s/ Steven H. Pruett
                                              _________________________________
                                              Steven H. Pruett,
                                              President, Chief Financial Officer
                                              and Secretary

GUARANTORS:                           LEGACY RESERVES OPERATING LP

                                      By: LEGACY RESERVES OPERATING GP LLC, its
                                          general partner

                                      By: /s/ Steven H. Pruett
                                          ______________________________________
                                          Steven H. Pruett
                                          President, Chief Financial Officer and
                                          Secretary

                                      LEGACY RESERVES OPERATING GP LLC

                                      By: /s/ Steven H. Pruett
                                          ______________________________________
                                          Steven H. Pruett
                                          President, Chief Financial Officer and
                                          Secretary

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                                      LEGACY RESERVES SERVICES, INC.

                                      By: /s/ Steven H. Pruett
                                          ______________________________________
                                          Steven H. Pruett
                                          President, Chief Financial Officer
                                          and Secretary

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ADMINISTRATIVE AGENT:                 BNP PARIBAS,
                                      as Administrative Agent and Lender

                                      By: /s/ Russell Otts
                                          ______________________________________
                                      Name:  Russell Otts
                                      Title: Vice President

                                      By: /s/ Betsy Jocher
                                          ______________________________________
                                      Name:  Betsy Jocher
                                      Title: Director

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LENDERS:                              BANK OF AMERICA N.A.

                                      By: /s/ Charles W. Patterson
                                          ______________________________________
                                      Name:  Charles W. Patterson
                                      Title: Managing Director

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                                      COMERICA BANK

                                      By: /s/ Rebecca L. Harper
                                          ______________________________________
                                      Name:  Rebecca L. Harper
                                      Title: Corporate Banking Officer

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                                      KEYBANK N.A.

                                      By: /s/ Thomas Rajan
                                          ______________________________________
                                      Name:  Thomas Rajah
                                      Title: Senior Vice President

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